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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 21, 2004

American Home Mortgage Securities LLC (as depositor under the American Home Mortgage Investment Trust 2004-4 Indenture dated as of December 21, 2004, providing for, inter alia, the issuance of Mortgage-Backed Notes Series 2004-4)

                     AMERICAN HOME MORTGAGE SECURITIES LLC
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             (Exact name of registrant as specified in its charter)


         Delaware                       333-118302               20-0103914
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(State or Other Jurisdiction           (Commission           (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)


538 Broadhollow Road
Melville, New York                                               11747
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(Address of Principal                                          (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (516) 396-7700


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01         ACQUISITION OR DISPOSITION OF ASSETS.

                  For a description of the Notes and the Mortgage Pool, refer to the Indenture.

Item 9.01         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:


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                     EXHIBIT NO.               DESCRIPTION
                     3.1                       Amended and Restated Trust
                                               Agreement, dated as of December
                                               21 2004, among American Home
                                               Mortgage Securities LLC, as
                                               Depositor, Wilmington Trust
                                               Company, as Owner Trustee and The
                                               Bank of New York, as Indenture
                                               Trustee, Certificate Registrar
                                               and Certificate Paying Agent.
-------------------  ------------------------  ---------------------------------
                     EXHIBIT NO.               DESCRIPTION
                     4.1                       Indenture dated as of December
                                               21, 2004, between American Home
                                               Mortgage Investment Trust Series
                                               2004-4, as Issuer and The Bank of
                                               New York, as Indenture Trustee.
-------------------  ------------------------  ---------------------------------
                     EXHIBIT NO.               DESCRIPTION
                     99.1                      RMBS Servicing Agreement, dated
                                               as of December 21, 2004, between
                                               American Home Mortgage Securities
                                               LLC, as Depositor, American Home
                                               Mortgage Servicing Inc., as RMBS
                                               Master Servicer, and The Bank of
                                               New York, as Indenture Trustee.
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                                               HELOC Servicing Agreement, dated
                                               as of December 21, 2004, between
                                               American Home Mortgage Securities
                                               LLC, as Depositor, GMAC Mortgage
                                               Corporation, as HELOC Master
                                               Servicer, American Home Mortgage
                                               Acceptance Inc., as Seller, and
                                               The Bank of New York, as
                                               Indenture Trustee.
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                                               HELOC Subservicing Agreement,
                                               dated as of December 21, 2004,
                                               between GMAC Mortgage
                                               Corporation, as HELOC Master
                                               Servicer and American Home
                                               Mortgage Servicing Inc., as HELOC
                                               Subservicer.
-------------------  ------------------------  ---------------------------------

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          AMERICAN HOME MORTGAGE SECURITIES
                                          LLC.
                                          By: /s/ Alan Horn
                                             -----------------------------------
                                          Name:  Alan Horn
                                          Title: Executive Vice President

Dated: January 5, 2004

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                                  EXHIBIT INDEX


                Item 601(a) of          Sequentially
Exhibit         Regulation S-K          Numbered
Number          Exhibit No.             Description             Page
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3.1             Amended and Restated Trust Agreement, dated as of December 21
                2004, among American Home Mortgage Securities LLC, as Depositor,
                Wilmington Trust Company, as Owner Trustee and The Bank of New
                York, as Indenture Trustee, Certificate Registrar and
                Certificate Paying Agent.
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4.1             Indenture dated as of December 21, 2004, between American Home
                Mortgage Investment Trust Series 2004-4, as Issuer and The Bank
                of New York, as Indenture Trustee.
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99.1            RMBS Servicing Agreement, dated as of December 21, 2004, between
                American Home Mortgage Securities LLC, as Depositor, American
                Home Mortgage Servicing Inc., as RMBS Master Servicer, and The
                Bank of New York, as Indenture Trustee.
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                HELOC Servicing Agreement, dated as of December
                21, 2004, between American Home Mortgage
                Securities LLC, as Depositor, GMAC Mortgage
                Corporation, as HELOC Master Servicer, American
                Home Mortgage Acceptance Inc., as Seller, and The
                Bank of New York, as Indenture Trustee.
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                HELOC Subservicing Agreement, dated as of
                December 21, 2004, between GMAC Mortgage
                Corporation, as HELOC Master Servicer and
                American Home Mortgage Servicing Inc., as HELOC
                Subservicer.
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